UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to §240.14a-12

GLOBAL NET LEASE, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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GLOBAL NET LEASE, INC. *** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 31, 2017. GLOBAL NET LEASE, INC. 405 PARK AVE., 14TH FLOOR NEW YORK, NY 10022 Meeting Information Meeting Type: Annual Meeting For holders as of: April 5, 2017 Date: May 31, 2017 Time: 1:00 p.m., local time Location: The Core Club 66 E. 55th Street New York, New York See the reverse side of this notice to obtain proxy materials and voting instructions. You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com/GNL, scan the QR Barcode on the reverse side, or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. E25814-P91006

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 17, 2017 to facilitate timely delivery. How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com/GNL, or scan the QR Barcode below. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com/GNL 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. NOTICE AND PROXY STATEMENT FORM 10-K Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: How To Vote Please Choose One of the Following Voting Methods Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: Go to www.proxyvote.com/GNL or from a smart phone, scan the QR Barcode above. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. SCAN TO VIEW MATERIALS & VOTE w E25815-P91006 × XXXX XXXX XXXX XXXX × XXXX XXXX XXXX XXXX × XXXX XXXX XXXX XXXX

Voting Items 1c. James L. Nelson 1b. Lee M. Elman 1a. Edward M. Weil, Jr. 2. Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered accounting firm for 2017. 1d. P. Sue Perrotty 1e. Edward G. Rendell 1f. Abby M. Wenzel NOTE: Such other business as may properly come before the meeting or any adjournment thereof. The Board of Directors recommends you vote FOR the following proposals: 1. Election of Directors Nominees: E25816-P91006

E25817-P91006

Your vote matters. Please join your fellow stockholders and cast your vote today. P91022-EPN

Questions & Answers Why am I receiving this Notice of Internet Availability? Pursuant to the SEC “Notice and Access” proxy rules, companies are permitted to send the enclosed “Notice” instead of a full printed set of proxy materials. The Notice gives you instructions on how to view your company’s proxy materials and vote online, or how to receive a full set of printed materials by mail. There are several advantages to your company sending a Notice instead of a full set of materials including lowering your company’s costs, and reducing the environmental impact from printing and mailing full sets of proxy materials. How do I view the proxy materials online? Go to www.proxyvote.com and follow the instructions. You will need to enter the number printed on the enclosed Notice in the box marked by the arrow What if I still prefer to receive a paper copy of the proxy materials? Yes, you can easily request a paper copy at no cost. Refer to the “Before You Vote” section of the Notice for further instructions. Can I request to receive my proxy materials for future meetings by e-mailing rather than receive a Notice? Yes, you may request to receive proxy materials for all future meetings by e-mail. Follow the simple online instructions at www.proxyvote.com. How can I vote my shares? Refer to the “How to Vote” section of the Notice for further instructions. For more information please visit, www.sec.gov/spotlight/proxymatters/e-proxy.shtml

Your vote matters. Please join your fellow stockholders and cast your vote today. PLEASE VOTE NOW! P91022-EPBE